SMA Relationship Trust

Supplement to the Statement of Additional Information | October 2, 2023

Includes:

•  Series M

Dear Investor,

The purpose of this supplement is to update the information in the Statement of Additional Information ("SAI"), dated April 28, 2023, with respect to Series M, a series of SMA Relationship Trust (the "Trust"), as follows:

The Board of Trustees of the Trust approved Mark E. Carver to serve as President of the Trust, and, therefore, effective October 1, 2023, Mark E. Carver replaced Igor Lasun as President of the Trust.

Therefore, the fifth row under the heading "Trustees and Officers; Principal Holders and Management Ownership of Securities" and the table titled "Officers" is deleted in its entirety and replaced with the following:

Name, address, and age	Position(s) held with the trust	Term of office and length of time served	Principal occupation(s) during past 5 years
Mark E. Carver* Age: 60	President	Since October 2023

Mr. Carver is an executive director and senior member of UBS AM's Americas Products team (since rejoining UBS in January 2022). In addition to his Fund Board relations and governance role, he serves as a regional strategic product shelf manager, including UBS AM's strategic product alignment with UBS WM USA. Mr. Carver previously served in the role of President of the Trust from 2010 to 2018 before moving to a senior product role at UBS Wealth Management USA until 2020. Before rejoining UBS AM, Mr. Carver served in a consulting capacity for FLX Networks, a firm serving both the asset management and wealth management industries. He is president of 6 investment companies (consisting of 50 portfolios) for which UBS AM serves as investment advisor or manager.

(N.B. Above referenced footnote appears after the complete table in the SAI).

All references to Igor Lasun in the SAI are deleted in their entirety effective October 1, 2023.

PLEASE BE SURE TO RETAIN THIS IMPORTANT INFORMATION FOR FUTURE REFERENCE.

ZS-1240